                                 Delaware
                                 Investments(SM)
                                 --------------------------------------
                                 A member of Lincoln Financial Group(R)












































                                Lincoln National

                                International Fund, Inc.

                                Semi-Annual Report

                                June 30, 2002



                                                          International Fund

Lincoln National

International Fund, Inc.



Index

     Commentary                                                        1

     Statement of Net Assets                                           2

     Statement of Operations                                           3

     Statements of Changes in Net Assets                               3

     Financial Highlights                                              4

     Notes to Financial Statements                                     5

Lincoln National

International Fund, Inc.


Semi-Annual Portfolio Commentary

For the six months ended June 30, 2002




Managed by:                              Delaware
                                         Investments(SM)
                                         --------------------------------------
                                         A member of Lincoln Financial Group(R)

The Fund had a return of 4.9%(1) for the first six months of 2002 while its benchmark, the MSCI EAFE Index*, returned -1.4% for the period. Despite a weak start to 2002, the Fund's defensive value investment style was largely attributable for its positive return.

With the avalanche of newsflow regarding dubious U.S. accounting practices threatening to dent investor confidence, we believe that the importance of industry expertise, local market perspective and regular contact with management in international investing has never been clearer. These accounting issues come at a time when the economic outlook in the U.S. is already softening. After 6% real GDP growth in the first quarter, the rest of the year will see a somewhat slower pace of expansion with annualized growth set to run at 3% or less. With weak corporate balance sheets, high levels of household debt and the economy still in "recovery mode", the Fed is in no hurry to raise interest rates. Against this backdrop, the dollar's weakness is understandable. Despite the recent decline, we believe that it remains over-valued, most notably against the Australian and New Zealand dollars therefore underlining what we see as the potential for attractive returns from international investments.

Euro-zone business surveys continue to point to an increase in industrial expansion in continental Europe in the second half.

In the U.K. there are signs that consumer spending, which had been quite strong, is running at more acceptable levels. Moreover, even Japan has shown indications of some form of cyclical recovery. While we question its sustainability and in particular, remain concerned that the yen's recent rally will impact export performance, these days we welcome any positive news from the world's second largest economy. Elsewhere in the Pacific the outlook is more buoyant as Australia continues to enjoy robust growth. All of this points to a supportive economic outlook for international investment at a time when markets remain reasonably valued, particularly against the U.S. market.


Elizabeth A. Desmond
Clive Gillmore



(1) After the deduction of fund expenses.

* MSCI EAFE Index consists of more than 900 securities from selected countries in Europe, Australia and the Far East. An investor cannot invest directly in the above index/indexes which is/are unmanaged.


                             International Fund  1

Lincoln National

International Fund, Inc.

Statement of Net Assets
June 30, 2002 (Unaudited)


                                                    Number             Market
Common Stock - 98.78%                               of Shares       Value (US $)
--------------------------------------------------------------------------------
Australia - 12.83%
--------------------------------------------------------------------------------
  Amcor                                             1,926,316    $     8,910,221
  CSR                                                 875,238          3,139,502
  Foster's Brewing                                  3,484,608          9,232,720
  National Australia Bank                             512,627         10,186,815
  Orica                                               689,839          3,705,898
  Paperlinx                                           234,463            638,337
  Telstra                                           2,060,233          5,389,345
--------------------------------------------------------------------------------
                                                                      41,202,838
Belgium - 1.11%
--------------------------------------------------------------------------------
  Electrabel                                           15,454          3,571,395
--------------------------------------------------------------------------------
                                                                       3,571,395
Finland - 1.09%
--------------------------------------------------------------------------------
  UPM-Kymmene                                          88,772          3,494,575
--------------------------------------------------------------------------------
                                                                       3,494,575
France - 9.57%
--------------------------------------------------------------------------------
  Alcatel                                             291,742          2,028,396
  Compagnie de Saint-Gobain                           183,400          8,232,169
  Societe Generale                                    146,070          9,622,057
  Total Fina Elf Class B ADR                           66,755         10,838,439
--------------------------------------------------------------------------------
                                                                      30,721,061
Germany - 7.18%
--------------------------------------------------------------------------------
  Bayer                                               215,400          6,828,602
  Bayerische Hypo-Und Vereinsbank                     250,688          8,145,365
  RWE                                                 204,754          8,078,491
--------------------------------------------------------------------------------
                                                                      23,052,458
Hong Kong - 2.98%
--------------------------------------------------------------------------------
  Hong Kong Electric                                1,267,000          4,735,037
  Wharf Holdings                                    2,048,000          4,831,210
--------------------------------------------------------------------------------
                                                                       9,566,247
Italy - 3.07%
--------------------------------------------------------------------------------
  Banca Intesta                                     3,230,750          9,859,228
--------------------------------------------------------------------------------
                                                                       9,859,228
Japan - 13.97%
--------------------------------------------------------------------------------
  Canon                                               320,000         12,094,110
  Eisai                                               263,900          6,781,345
  Hitachi                                             734,000          4,745,954
  Matsushita Electric Industrial                      517,000          7,052,353
+ Millea Holdings                                         276          2,265,843
  Murata Manufacturing                                134,000          8,608,376
  West Japan Railway                                      819          3,307,158
--------------------------------------------------------------------------------
                                                                      44,855,139
Malaysia - 0.51%
--------------------------------------------------------------------------------
  Sime Darby Berhad                                 1,249,200          1,643,684
--------------------------------------------------------------------------------
                                                                       1,643,684
Netherlands - 6.86%
--------------------------------------------------------------------------------
  ING Groep                                           262,754          6,746,892
  Reed Elsevier                                       534,052          7,278,531
  Royal Dutch Petroleum                               144,000          8,020,892
--------------------------------------------------------------------------------
                                                                      22,046,315
New Zealand - 1.93%
--------------------------------------------------------------------------------
  Carter Holt Harvey                                  738,704            710,401
  Telecom Corporation of
   New Zealand                                      2,296,800          5,499,690
--------------------------------------------------------------------------------
                                                                       6,210,091


                                                    Number             Market
Singapore - 2.48%                                   of Shares       Value (US $)
--------------------------------------------------------------------------------
  Jardine Matheson Holdings                           725,600    $     4,317,320
  Overseas Chinese Banking                            552,000          3,655,526
--------------------------------------------------------------------------------
                                                                       7,972,846
South Africa - 1.87%
--------------------------------------------------------------------------------
  Sanlam                                            2,846,500          2,371,623
  Sasol                                               339,589          3,623,161
--------------------------------------------------------------------------------
                                                                       5,994,784
South Korea - 1.73%
--------------------------------------------------------------------------------
  Posco ADR                                           204,030          5,563,898
--------------------------------------------------------------------------------
                                                                       5,563,898
Spain - 5.93%
--------------------------------------------------------------------------------
  Banco Santander Central
   Hispanoamericano                                   746,806          5,929,867
  Iberdrola                                           458,813          6,683,575
+ Telefonica                                          766,731          6,436,400
--------------------------------------------------------------------------------
                                                                      19,049,842
United Kingdom - 25.67%
--------------------------------------------------------------------------------
  BG                                                1,809,880          7,862,322
  Boots                                               943,762          9,386,403
  Brambles Industries                                 694,600          3,467,387
  British Airways                                   1,318,500          3,753,159
  Cable & Wireless                                    834,700          2,124,727
  GKN                                                 694,600          3,250,344
  GlaxoSmithKline                                     435,038          9,409,484
  GUS                                                 958,370          8,786,685
  HBOS                                                809,790          8,757,517
  Lloyds TSB                                          751,003          7,469,274
  PowerGen                                            320,954          3,781,625
  Rio Tinto                                           308,170          5,641,435
  Six Continents                                      864,900          8,766,853
--------------------------------------------------------------------------------
                                                                      82,457,215
Total Common Stock
 (cost $327,786,268)                                                 317,261,616
--------------------------------------------------------------------------------



                                                    Principal
Discount Note - 4.51%                               Amount
--------------------------------------------------------------------------------
FHLB Discount Note 1.87% 7/1/02                     $14,480,000       14,480,000
--------------------------------------------------------------------------------
Total Discount Note
 (cost $14,480,000)                                                   14,480,000
--------------------------------------------------------------------------------
Total Market Value of Securities - 103.29%
 (cost $342,266,268)                                                 331,741,616
--------------------------------------------------------------------------------
Liabilities Net of Receivables and
 Other Assets - (3.29%)                                              (10,560,261)
--------------------------------------------------------------------------------
Net Assets - 100.00%
(Equivalent to $11.699 per share based
 on 27,453,533 shares issued and
 outstanding)                                                      $ 321,181,355
--------------------------------------------------------------------------------
Components of Net Assets at June 30, 2002:
Common Stock, par value $0.01 per
 share, 100,000,000 authorized shares                              $     274,535
Paid in capital in excess of par value
 of shares issued                                                    335,462,407
Undistributed net investment income++                                  6,812,121
Accumulated net realized loss on
 investments                                                         (10,888,417)
Net unrealized depreciation of
 investments and foreign currencies                                  (10,479,291)
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 321,181,355
--------------------------------------------------------------------------------
ADR - American Depositary Receipt
+  Non-income producing security for the period ended June 30, 2002.
++ Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the
   Internal Revenue Code.

See accompanying notes to financial statements.


                             International Fund  2

Lincoln National International Fund, Inc.

Statement of Operations

Period ended June 30, 2002 (Unaudited)

Investment income:
 Dividend Income                                                     $ 5,822,204
--------------------------------------------------------------------------------
 Interest                                                                 61,169
--------------------------------------------------------------------------------
 Less: Foreign withholding tax                                          (602,340)
--------------------------------------------------------------------------------
 Total investment income                                               5,281,033
--------------------------------------------------------------------------------

Expenses:
 Management fees                                                       1,364,284
--------------------------------------------------------------------------------
 Accounting fees                                                         112,226
--------------------------------------------------------------------------------
 Custody fees                                                             65,582
--------------------------------------------------------------------------------
 Printing and postage                                                     44,054
--------------------------------------------------------------------------------
 Professional fees                                                        13,533
--------------------------------------------------------------------------------
 Directors fees                                                            3,150
--------------------------------------------------------------------------------
 Other                                                                    11,837
--------------------------------------------------------------------------------
                                                                       1,614,666
--------------------------------------------------------------------------------
 Less expenses paid indirectly                                           (1,639)
--------------------------------------------------------------------------------
 Total expenses                                                        1,613,027
--------------------------------------------------------------------------------
Net investment income                                                  3,668,006
--------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain (loss) on:
--------------------------------------------------------------------------------
   Investments                                                        (2,609,774)
--------------------------------------------------------------------------------
   Foreign currency                                                       27,015
--------------------------------------------------------------------------------
Net realized loss on investments and foreign currency                 (2,582,759)
--------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
   Investments                                                        15,426,546
--------------------------------------------------------------------------------
   Foreign currency                                                       70,094
--------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments
 and foreign currency                                                 15,496,640
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
 currency                                                             12,913,881
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $16,581,887
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                    Period
                                                    ended
                                                    6/30/02        Year ended
                                                    (Unaudited)    12/31/01
                                                    ---------------------------
Changes from operations:
 Net investment income                              $  3,668,006   $  6,152,565
-------------------------------------------------------------------------------
 Net realized loss on investments and foreign
  currency                                            (2,582,759)    (8,373,062)
-------------------------------------------------------------------------------
 Net change in unrealized appreciation/
  depreciation of investments and foreign currency    15,496,640    (35,580,307)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                      16,581,887    (37,800,804)
-------------------------------------------------------------------------------

Dividends and distributions to shareholders from:
 Net investment income                                        --     (7,262,410)
-------------------------------------------------------------------------------
 Net realized gain on investments                             --    (30,196,848)
-------------------------------------------------------------------------------
 Total dividends and distributions to shareholders            --    (37,459,258)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from capital
 share transactions                                  (16,080,904)   (7,649,056)
-------------------------------------------------------------------------------
 Total increase (decrease) in net assets                 500,983    (82,909,118)
-------------------------------------------------------------------------------
Net Assets, beginning of period                      320,680,372    403,589,490
-------------------------------------------------------------------------------
Net Assets, end of period                           $321,181,355   $320,680,372
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

                             International Fund  3

Lincoln National International Fund, Inc.


Financial Highlights

(Selected data for each capital share outstanding throughout the period)


                                                              Period
                                                              ended
                                                              06/30/02(1)    Year ended December 31,
                                                              (Unaudited)    2001       2000        1999        1998       1997
                                                               --------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.155     $ 13.769   $ 14.374    $ 15.982    $ 14.673   $ 14.556

Income (loss) from investment
   operations:
 Net investment income(2)                                          0.129        0.212      0.287       0.294       0.253      0.066
 Net realized and unrealized
   gain (loss) on investments and
   foreign currency                                                0.415       (1.469)    (0.284)      2.182       1.838      0.771
                                                               --------------------------------------------------------------------
 Total from investment operations                                  0.544       (1.257)     0.003       2.476       2.091      0.837
                                                               --------------------------------------------------------------------
Less dividends and distribution from:
 Net investment income                                                --       (0.259)    (0.272)     (0.529)     (0.189)        --
 Net realized gain on
   investments                                                        --       (1.098)    (0.336)     (3.555)     (0.593)    (0.720)
                                                               --------------------------------------------------------------------
 Total dividends and distributions                                    --       (1.357)    (0.608)     (4.084)     (0.782)    (0.720)
                                                               --------------------------------------------------------------------
 Net asset value, end of period                                 $ 11.699     $ 11.155   $ 13.769    $ 14.374    $ 15.982   $ 14.673
                                                               --------------------------------------------------------------------

Total Return(3)                                                    4.88%        (9.96%)     0.11%      17.20%      14.66%      6.00%

Ratios and supplemental data:
 Ratio of expenses to average
   net assets                                                       0.99%        0.99%      0.96%       0.92%       0.93%      0.93%
 Ratio of net investment income
   to average net assets                                            2.26%        1.74%      2.13%       2.05%       1.63%      0.44%
 Portfolio Turnover                                                    8%          13%         7%         12%        123%        78%
 Net assets, end of period
   (000 omitted)                                                $321,181     $320,680   $403,589    $526,317    $501,654   $466,229


(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).


See accompanying notes to financial statements.


                             International Fund  4

Lincoln National International Fund, Inc.

Notes to Financial Statements

June 30, 2002 (Unaudited)

The Fund: Lincoln National International Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and the Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term capital appreciation. The Fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.

1. Significant Accounting Policies

Security Valuation: All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex- dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Expenses: The custodian bank of the fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the period ended June 30, 2002, the custodial fees offset arrangements amounted to $1,639.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


                             International Fund  5

2. Management Fees and Other Transactions With Affiliates

Delaware Lincoln Investment Advisers (DLIA) (the "Advisor") is responsible for overall management of the Fund's investment portfolio, including monitoring the Fund's sub-advisor, and provides certain administrative services to the Fund. DLIA is a multi-series business trust registered with the Securities and Exchange Commission as an investment advisor. DMBT is a wholly-owned subsidiary of Lincoln National Corporation. For its services, the Advisor receives a management fee at an annual rate of 0.90% of the first $200 million of the average daily net assets of the Fund, 0.75% of the next $200 million, and 0.60% of the average daily net assets of the Fund in excess of $400 million.

Delaware International Advisers Ltd. (the "Sub-Advisor"), an affiliate of DLIA, is responsible for the day-to-day management of the Fund's securities investments. For its services, the Sub-Advisor is paid directly by the Advisor, not the Fund.

Delaware Service Company, Inc. ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net asset of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the period ended June 30, 2002.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

At June 30, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At June 30, 2002, the cost of investments was $342,266,268. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the period ended June 30, 2002 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized depreciation at June 30, 2002 are as follows:

                                                           Aggregate     Aggregate      Gross           Gross          Net
                                                           Cost of       Proceeds       Unrealized      Unrealized     Unrealized
                                                           Purchases     from Sales     Appreciation    Depreciation   Depreciation
                                                           ------------------------------------------------------------------------
                                                           $12,033,853   $20,592,978     $44,612,632    $(55,137,284)  $(10,524,652)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended June 30, 2002 and the year ended December 31, 2001 was as follows:

                                                                                  Period     Year
                                                                                  ended      ended
                                                                                  6/30/02    12/31/01
                                                                                  ----------------------
                        Ordinary income                                            $   --    $ 7,916,133
                        Long-term capital gain                                         --     29,543,125
                                                                                   -----     -----------
                        Total                                                      $   --    $37,459,258
                                                                                   =====     ===========


In addition, the Fund declared an ordinary income consent dividend of $3,117,100 for the year ended December 31, 2001. Such amount has been deemed paid and contributed to the Fund as additional paid-in-capital.

The Fund's capital loss carryforwards may be applied against future capital gains. Such capital loss carryforwards expire as follows: 2009 -- $8,278,643.


                             International Fund  6

5. Supplemental Financial Instrument Information

Forward Foreign Currency Contracts: The Fund may purchase or sell forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a financial instrument of foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counter parties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. For the period ended June 30, 2002 the Fund had no open forward foreign currency contracts.


6. Credit and Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. Distribution of investments for the Fund, by industry, as a percentage of total investments, consisted of the following at June 30, 2002:

                 Banking, Finance & Insurance                                                21.8%
                 Energy                                                                      11.5
                 Electronics & Electrical Equipment                                           9.8
                 Utilities                                                                    9.2
                 Paper & Forest Products                                                      8.0
                 Retail                                                                       6.8
                 Food, Beverage & Tobacco                                                     5.4
                 Healthcare & Pharmaceuticals                                                 4.9
                 Buildings & Materials                                                        4.9
                 Discount Note                                                                4.5
                 Others (individually less than 4%)                                          13.2
                                                                                            -----
                                                                                            100.0%
                                                                                            =====


7. Summary of Changes From Capital Share Transactions


                                                  Shares Issued Upon
                                                  Reinvestment of                                         Net Decrease
                       Capital                    Dividends &              Capital Shares                 Resulting From Capital
                       Shares Sold                Distributions            Redeemed                       Share Transactions
                       ------------------------------------------------------------------------------------------------------------
                         Shares       Amount        Shares      Amount       Shares         Amount          Shares       Amount
                       ------------------------------------------------------------------------------------------------------------
Period ended
  June 30, 2002:       15,418,014   $177,402,816         --   $        --  (16,711,788)   $(193,483,720)  (1,293,774)  $(16,080,904)
Year ended
  December 31, 2001:    7,459,982     87,021,189  3,046,143    37,459,258  (11,069,481)    (132,129,503)    (563,356)    (7,649,056)


8. Distributions to Shareholders

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

9. Line of Credit

The Fund, along with certain other Lincoln Life Multi-Fund Variable Annuity Funds (the "Participants"), participates in a $125,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 5% of its total assets. The Fund had no amount outstanding at June 30, 2002, or at any time during the year.



                             International Fund  7